Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
On January 31, 2025 (the “Closing Date”), Crescent Energy Company (“Crescent”) completed its acquisition of all of the issued and outstanding securities of Ridgemar (Eagle Ford) LLC (“Ridgemar EF” and such transaction, the “Ridgemar Acquisition”) pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated December 3, 2024, by and among Crescent Energy Finance LLC (the “Purchaser”), Crescent, Ridgemar Energy Operating, LLC (the “Seller”) and Ridgemar EF.
Pursuant to the Purchase Agreement, the Seller received aggregate consideration, before customary purchase price adjustments, consisting of (i) $830.0 million in cash (the “Cash Consideration”), and (ii) 5,454,546 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) of Crescent (the “Stock Consideration). Up to $170.0 million in earn-out consideration (the “Contingent Consideration”) may also be paid by Crescent quarterly in fiscal years 2026 and 2027 based on the quarterly NYMEX WTI price of crude oil in fiscal years 2026 and 2027, subject to customary purchase price adjustments set forth in the Purchase Agreement.
The assets and liabilities of Ridgemar EF represent substantially all of the key operating assets of Ridgemar Energy Management, LLC (“Ridgemar”). The unaudited pro forma condensed combined statements of operations (the “pro forma statements of operations”) have been prepared from the respective historical consolidated statements of operations of Crescent and Ridgemar, adjusted to give effect to the Ridgemar Acquisition and the SilverBow Merger as if each had occurred on January 1, 2024. The pro forma statement of operations for the year ended December 31, 2024 contains certain reclassification adjustments to conform Ridgemar's historical financial statement presentation with Crescent’s historical financial statement presentation.
The following pro forma statements of operations are based on, and should be read in conjunction with:
•the historical audited consolidated financial statements of Crescent for the year ended December 31, 2024 and the unaudited condensed consolidated financial statements of Crescent as of and for the three months ended March 31, 2025, and the related notes thereto;
•the historical audited consolidated financial statements of Ridgemar for the year ended December 31, 2024, and the related notes thereto;
•the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 included as Exhibit 99.1 in Crescent's Current Report on Form 8-K dated April 2, 2025; and
•the “Management’s discussion and analysis of financial condition and results of operations” and the “Risk factors” and other cautionary statements included in Crescent’s Annual Report on Form 10-K.
The pro forma statements of operations were derived by making certain transaction accounting adjustments to the historical statements of operations noted above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual impact of the Ridgemar Acquisition may differ from the adjustments made to the pro forma statements of operations. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects for the period presented as if the Ridgemar Acquisition had been consummated earlier, and that all adjustments necessary to fairly present the pro forma statements of operations have been made.
The pro forma statements of operations and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the operating results that Crescent would have achieved if the Purchase Agreement had been entered into and the Ridgemar Acquisition had taken place on the assumed date. The pro forma statements of operations do not reflect future events that may occur after the consummation of the Ridgemar Acquisition, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that Crescent may achieve with respect to the combined operations. As a result, future results may vary significantly from the results reflected in the pro forma statements of operations and should not be relied on as an indication of the future results of Crescent.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Three Months Ended March 31, 2025
(in thousands, except per share data)

	Crescent (Historical)	Ridgemar (Historical)	Ridgemar Acquisition Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$619,658	$37,937	$—		$657,595
Natural gas	187,440	946	—		188,386
Natural gas liquids	107,575	1,756	—		109,331
Midstream and other	35,499	—	—		35,499
Total revenues	950,172	40,639	—		990,811
Expenses:
Lease operating expense	161,595	3,852	—		165,447
Workover expense	16,022	425	—		16,447
Asset operating expense	30,410	—	—		30,410
Gathering, transportation and marketing	105,287	1,456	—		106,743
Production and other taxes	60,381	1,611	—		61,992
Depreciation, depletion and amortization	282,573	—	7,248	(a)	289,821
Impairment of oil and natural gas properties	45,647	—	—		45,647
Exploration expense	306	—	—		306
Midstream and other operating expense	29,816	—	—		29,816
General and administrative expense	56,770	—	—		56,770
Gain on sale of assets	(10,862)	—	—		(10,862)
Total expenses	777,945	7,344	7,248		792,537
Income from operations	172,227	33,295	(7,248)		198,274
Other income (expense):
Loss on derivatives	(91,028)	—	—		(91,028)
Interest expense	(73,182)	—	(3,397)	(d)	(76,579)
Other income	115	—	—		115
Income from equity affiliates	392	—	—		392
Total other income (expense)	(163,703)	—	(3,397)		(167,100)
Income before taxes	8,524	33,295	(10,645)		31,174
Income tax expense	(2,613)	—	(3,767)	(f)	(6,380)
Net income	5,911	33,295	(14,412)		24,794
Less: net income attributable to noncontrolling interests	(1,989)	—	—		(1,989)
Less: net income attributable to redeemable noncontrolling interests	(6,072)	—	(5,719)	(g)	(11,791)
Net income (loss) attributable to Crescent Energy	$(2,150)	$33,295	$(20,131)		$11,014
Net income (loss) per share:
Class A common stock – basic	$(0.01)				$0.06	(h)
Class A common stock – diluted	$(0.01)				$0.06	(h)
Class B common stock – basic and diluted	$—				$—
Weighted average shares outstanding:
Class A common stock – basic	191,294				193,172	(h)
Class A common stock – diluted	191,294				193,172	(h)
Class B common stock – basic and diluted	65,260				65,260
The accompanying notes are an integral part of these unaudited pro forma condensed combined statements of operations.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2024
(in thousands, except per share data)

	Crescent Pro Forma Combined Prior to Ridgemar Acquisition	Ridgemar As Adjusted (See Note 3)	Ridgemar Acquisition Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$2,535,967	$418,891	$—		$2,954,858
Natural gas	462,152	4,839	—		466,991
Natural gas liquids	402,251	12,109	—		414,360
Midstream and other	134,254	—	—		134,254
Total revenues	3,534,624	435,839	—		3,970,463
Expenses:
Lease operating expense	605,939	55,792	—		661,731
Workover expense	63,470	9,842	—		73,312
Asset operating expense	103,220	—	—		103,220
Gathering, transportation and marketing	395,863	8,419	—		404,282
Production and other taxes	200,943	26,553	—		227,496
Depreciation, depletion and amortization	1,037,594	90,877	(12,711)	(a)	1,115,760
Impairment of oil and natural gas properties	161,542	—	—		161,542
Exploration expense	16,591	—	—		16,591
Midstream and other operating expense	110,136	—	—		110,136
General and administrative expense	423,792	5,798	3,805	(b)	433,395
Gain on sale of assets	(29,430)	—	—		(29,430)
Total expenses	3,089,660	197,281	(8,906)		3,278,035
Income (loss) from operations	444,964	238,558	8,906		692,428
Other income (expense):
Gain (loss) on derivatives	(106,308)	11,200	(11,200)	(c)	(106,308)
Interest expense	(289,418)	(26,682)	(52,001)	(d)	(341,419)
			26,682	(e)
Loss from extinguishment of debt	(59,095)	—	—		(59,095)
Other income	1,868	1,447	—		3,315
Income from equity affiliates	729	—	—		729
Total other income (expense)	(452,224)	(14,035)	(36,519)		(502,778)
Income (loss) before taxes	(7,260)	224,523	(27,613)		189,650
Income tax benefit (expense)	5,780	—	(30,700)	(f)	(24,920)
Net income (loss)	(1,480)	224,523	(58,313)		164,730
Less: net loss attributable to noncontrolling interests	1,215	—	—		1,215
Less: net income attributable to redeemable noncontrolling interests	(22,261)	—	(58,923)	(g)	(81,184)
Net income (loss) attributable to Crescent Energy	$(22,526)	$224,523	$(117,236)		$84,761
Net income (loss) per share:
Class A common stock – basic	$(0.14)				$0.51	(h)
Class A common stock – diluted	$(0.14)				$0.51	(h)
Class B common stock – basic and diluted	$—				$—
Weighted average shares outstanding:
Class A common stock – basic	160,947				166,401	(h)
Class A common stock – diluted	160,947				166,401	(h)
Class B common stock – basic and diluted	70,519				70,519
The accompanying notes are an integral part of these unaudited pro forma condensed combined statements of operations.

Notes to unaudited pro forma condensed combined statement of operations
NOTE 1 – Basis of pro forma presentation
The pro forma statement of operations for the year ended December 31, 2024 has been derived from the historical financial statements of Crescent and Ridgemar and the pro forma statement of operations included in Crescent’s Current Report on Form 8-K dated April 2, 2025. The pro forma statement of operations for the three months ended March 31, 2025 has been derived from the historical financial statements of Crescent and financial information of Ridgemar EF for the period from January 1, 2025 through January 30, 2025. The pro forma statements of operations give effect to the Ridgemar Acquisition and the SilverBow Merger as if each had occurred on January 1, 2024.
The pro forma statements of operations reflect pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in these pro forma statements of operations. In management’s opinion, all adjustments known to date that are necessary to fairly present the pro forma information have been made. The pro forma statements of operations do not purport to represent what the combined entity’s results of operations would have been if the Ridgemar Acquisition had actually occurred on the date indicated above, nor are they indicative of Crescent’s future results of operations.
These pro forma statements of operations should be read in conjunction with the historical financial statements, and related notes thereto, of Crescent and Ridgemar for the periods presented.
NOTE 2 – Pro forma purchase price allocation
The Ridgemar Acquisition was accounted for as an asset acquisition. The allocation of the purchase price for Ridgemar EF is based upon management’s estimates of and assumptions related to the fair value of assets acquired and liabilities assumed as of the Closing Date using currently available information. The Cash Consideration was funded through cash on hand and borrowings under Crescent's Revolving Credit Facility.
The determination of consideration transferred and the fair value of assets acquired and liabilities assumed are as follows (in thousands, except share and per share data):

Consideration transferred:
Equity consideration:
Shares of Crescent Class A Common Stock issued	5,454,546
Closing price of Crescent Class A Common Stock on January 31, 2025	$15.06
Fair value of Crescent Class A Common Stock issued	$82,145
Cash consideration	812,529
Fair value of derivative earnout consideration	51,746
Transaction costs capitalized	18,484
Consideration transferred	$964,904
Assets acquired:
Accounts receivable	$1,237
Oil and natural gas properties - proved	992,836
Oil and natural gas properties - unproved	—
Field and other property and equipment	3,108
Total assets acquired	997,181
Liabilities assumed:
Accounts payable and accrued liabilities	(8,316)
Other liabilities - current	(573)
Asset retirement obligations	(22,855)
Other liabilities - noncurrent	(533)
Total liabilities assumed	(32,277)
Net assets acquired	$964,904

NOTE 3 – Adjustments to Ridgemar’s historical statements of operations
Pro forma statement of operations reclassification adjustments for the year ended December 31, 2024
Certain reclassification adjustments were made to Ridgemar's historical statement of operations for the year ended December 31, 2024 in order to conform with Crescent’s financial statement presentation. A reconciliation of amounts derived and presented as "Ridgemar As Adjusted" within the pro forma statement of operations for the year ended December 31, 2024 is as follows (in thousands):

	Ridgemar (Historical)	Ridgemar Reclassification Adjustments	Ridgemar As Adjusted
REVENUES, NET:
Oil	$418,891	$—	$418,891
Natural gas	4,839	—	4,839
Natural gas liquids	12,109	—	12,109
Total revenues, net	435,839	—	435,839
OPERATING EXPENSES:
Lease operating	55,792	—	55,792
Workover	9,842	—	9,842
Production, ad valorem and severance tax	26,553	(26,553)	—
Production and other taxes	—	26,553	26,553
Transportation expenses	8,419	(8,419)	—
Gathering, transportation and marketing	—	8,419	8,419
Depreciation, depletion, amortization and accretion	90,877	(90,877)	—
Depreciation, depletion and amortization	—	90,877	90,877
General and administrative	5,798	—	5,798
Total operating expenses	197,281	—	197,281
INCOME FROM OPERATIONS	238,558	—	238,558
OTHER INCOME (EXPENSES):
Net gain (loss) on commodity derivatives	11,200	(11,200)	—
Gain (loss) on derivatives	—	11,200	11,200
Interest expense	(26,682)	—	(26,682)
Other income	1,447	—	1,447
Total other expenses, net	(14,035)	—	(14,035)
NET INCOME	$224,523	$—	$224,523
NOTE 4 – Adjustments to the pro forma statements of operations
The pro forma statements of operations have been prepared to illustrate the effects of the Ridgemar Acquisition and has been prepared for informational purposes only.
The preceding pro forma statements of operations have been prepared in accordance with Article 11 of Regulation S-X which requires the presentation of adjustments to account for the pro forma transactions (“Transaction Accounting Adjustments”) and allows for supplemental disclosure of the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to present Management Adjustments.

Pro forma statements of operations adjustments for the three months ended March 31, 2025 and for the year ended December 31, 2024
The adjustments included in the pro forma statement of operations for the year ended December 31, 2024 are as follows:
(a)Reflects pro forma depletion expense and accretion expense calculated in accordance with the successful efforts method of accounting for oil and gas properties.
(b)Reflects the impact on general and administrative expense related to increases in Crescent's Management Fee and the Management Incentive Plan related to the issuance of additional shares of Crescent Class A Common Stock.
(c)Reflects the elimination of Ridgemar’s historical gain on derivatives related to Ridgemar’s commodity derivatives that were settled prior to, and not part of, the Ridgemar Acquisition.
(d)Reflects the pro forma interest expense related to borrowings of $655.0 million under Crescent’s Revolving Credit Facility to fund a portion of the Cash Consideration for Ridgemar Acquisition.
(e)Reflects the elimination of historical interest expense related to Ridgemar’s credit facility that was not assumed as part of the Ridgemar Acquisition.
(f)Reflects the income tax effect of the pro forma adjustments presented. The tax rates applied to the pro forma adjustments for the three months ended March 31, 2025 and for the year ended December 31, 2024 was the estimated combined federal and state statutory rate, after the effect of noncontrolling interests, of 16.6% and 15.6%, respectively. The effective rate of Crescent could be significantly different (either higher or lower) depending on a variety of factors.
(g)Reflects the impact of the allocation of net income attributable to redeemable noncontrolling interests related to the change in Crescent's ownership of Crescent Energy OpCo LLC resulting from the issuance of additional shares of Crescent Class A Common Stock.
(h)Reflects the impact of the allocation of net income attributable to Crescent and the issuance of additional shares of Crescent Class A Common Stock on the computation of basic and diluted net income (loss) per share.
NOTE 5 – Supplemental unaudited pro forma oil and natural gas reserves information
Oil and natural gas reserves
The following tables present the estimated unaudited pro forma net proved developed and undeveloped oil, natural gas, and NGL reserve information as of December 31, 2024 for Crescent's consolidated operations, along with a summary of changes in quantities of net remaining proved reserves for the year ended December 31, 2024. Crescent's equity affiliates had no proved oil, natural gas, and NGL reserves as of December 31, 2024 and 2023. The disclosures below are derived from “Oil and natural gas reserves” for the year ended December 31, 2024 reported in Crescent’s Current Report on Form 8-K dated April 2, 2025 and Ridgemar’s annual financial statements included within Crescent’s Current Report on Form 8-K/A dated April 11, 2025. The estimates below are in certain instances presented on a “barrels of oil equivalent or “Boe” basis. To determine Boe in the following tables, natural gas is converted to a crude oil equivalent at the ratio of six Mcf of natural gas to one barrel of crude oil equivalent.
The unaudited pro forma oil and natural gas reserve information is not necessarily indicative of the results that might have occurred had the Ridgemar Acquisition been completed on January 1, 2024 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in Crescent’s Annual Report on Form 10-K.

The unaudited pro forma net proved developed and undeveloped oil, natural gas, and NGL reserves as of December 31, 2024 and 2023 and the changes in the pro forma quantities of net remaining proved reserves for the year ended December 31, 2024 are as follows:

	Oil and Condensate (MBbls)
	Crescent Pro Forma Combined Prior to Ridgemar Acquisition	Ridgemar (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	345,423	44,506	389,929
Revisions of previous estimates	(36,304)	(485)	(36,789)
Extensions, discoveries, and other additions	16,626	20,719	37,345
Sales of reserves in place	(3,344)	—	(3,344)
Purchases of reserves in place	10,461	940	11,401
Production	(35,172)	(5,474)	(40,646)
December 31, 2024	297,690	60,206	357,896

Proved Developed Reserves as of:
December 31, 2023	217,284	32,790	250,074
December 31, 2024	193,611	37,975	231,586

Proved Undeveloped Reserves as of:
December 31, 2023	128,139	11,716	139,855
December 31, 2024	104,079	22,231	126,310

	Natural Gas (MMcf)
	Crescent Pro Forma Combined Prior to Ridgemar Acquisition	Ridgemar (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	2,854,355	59,252	2,913,607
Revisions of previous estimates	(1,083,849)	(16,086)	(1,099,935)
Extensions, discoveries, and other additions	70,632	24,189	94,821
Sales of reserves in place	(5,318)	—	(5,318)
Purchases of reserves in place	5,270	4,139	9,409
Production	(246,031)	(4,421)	(250,452)
December 31, 2024	1,595,059	67,073	1,662,132

Proved Developed Reserves as of:
December 31, 2023	1,768,653	44,525	1,813,178
December 31, 2024	1,342,718	41,111	1,383,829

Proved Undeveloped Reserves as of:
December 31, 2023	1,085,702	14,727	1,100,429
December 31, 2024	252,341	25,962	278,303

	NGLs (MBbls)
	Crescent Pro Forma Combined Prior to Ridgemar Acquisition	Ridgemar (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	172,868	10,531	183,399
Revisions of previous estimates	(21,008)	(2,544)	(23,552)
Extensions, discoveries, and other additions	10,604	4,409	15,013
Sales of reserves in place	(767)	—	(767)
Purchases of reserves in place	1,083	458	1,541
Production	(17,064)	(801)	(17,865)
December 31, 2024	145,716	12,053	157,769

Proved Developed Reserves as of:
December 31, 2023	126,018	7,767	133,785
December 31, 2024	109,223	7,380	116,603

Proved Undeveloped Reserves as of:
December 31, 2023	46,850	2,764	49,614
December 31, 2024	36,493	4,673	41,166

	Total (MBoe)
	Crescent Pro Forma Combined Prior to Ridgemar Acquisition	Ridgemar (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2023	994,016	64,912	1,058,928
Revisions of previous estimates	(237,950)	(5,710)	(243,660)
Extensions, discoveries, and other additions	39,002	29,160	68,162
Sales of reserves in place	(4,998)	—	(4,998)
Purchases of reserves in place	12,422	2,088	14,510
Production	(93,241)	(7,012)	(100,253)
December 31, 2024	709,251	83,438	792,689

Proved Developed Reserves as of:
December 31, 2023	638,078	47,977	686,055
December 31, 2024	526,622	52,207	578,829

Proved Undeveloped Reserves as of:
December 31, 2023	355,938	16,935	372,873
December 31, 2024	182,629	31,231	213,860
Standardized measure of discounted future net cash flows
The following table presents the estimated unaudited pro forma standardized measure of discounted future net cash flows (the “pro forma standardized measure”) at December 31, 2024. The pro forma standardized measure information set forth below gives effect to the Ridgemar Acquisition as if they had been completed on January 1, 2024. The Ridgemar Acquisition Adjustments reflect adjustments related to the tax effects resulting from the Ridgemar Acquisition. The disclosures below are derived from the “Standardized measure of discounted future net cash flows” for the year ended December 31, 2024 reported in Crescent’s Current Report on Form 8-K dated April 2, 2025 and Ridgemar’s annual financial statements included within Crescent’s Current Report on Form 8-K/A dated April 11, 2025. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the historical financial statements included in Crescent’s Annual Report on Form 10-K. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2024.
The pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Ridgemar Acquisition been completed on January 1, 2024 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in Crescent’s Annual Reports on Form 10-K.
The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2024 is as follows:

	(in thousands)
	Crescent Pro Forma Combined Prior to Ridgemar Acquisition	Ridgemar (Historical)	Ridgemar Acquisition Adjustments (Pro Forma)	Crescent Pro Forma Combined
Future cash inflows	$27,890,094	$4,974,150	$—	$32,864,244
Future production costs	(12,981,064)	(1,713,905)	—	(14,694,969)
Future development costs (1)	(3,801,466)	(604,803)	—	(4,406,269)
Future income taxes	(1,055,147)	(26,115)	(226,135)	(1,307,397)
Future net cash flows	$10,052,417	$2,629,327	$(226,135)	$12,455,609
Annual discount of 10% for estimated timing	(4,348,722)	(1,102,801)	94,846	(5,356,677)
Standardized measure of discounted future net cash flows as of December 31, 2024	$5,703,695	$1,526,526	$(131,289)	$7,098,932
______________
(1)Future development costs include future abandonment and salvage costs.
Changes in standardized measure
The disclosures below are derived from the “Changes in standardized measure” for the year ended December 31, 2024 reported in Crescent’s Current Report on Form 8-K dated April 2, 2025 and Ridgemar’s annual financial statements included within Crescent’s Current Report on Form 8-K/A dated April 11, 2025. The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2024 are as follows:

	(in thousands)
	Crescent Pro Forma Combined Prior to Ridgemar Acquisition	Ridgemar (Historical)	Ridgemar Acquisition Adjustments (Pro Forma)	Crescent Pro Forma Combined
Balance at December 31, 2023	$7,608,624	$1,182,071	$(101,664)	$8,689,031
Net change in prices and production costs	(138,029)	61,545	—	(76,484)
Net change in future development costs	4,801	29,065	—	33,866
Sales and transfers of oil and natural gas produced, net of production expenses	(2,117,361)	(335,233)	—	(2,452,594)
Extensions, discoveries, additions and improved recovery, net of related costs	318,421	407,572	—	725,993
Purchases of reserves in place	213,881	16,721	—	230,602
Sales of reserves in place	(70,549)	—	—	(70,549)
Revisions of previous quantity estimates	(1,206,717)	(67,045)	—	(1,273,762)
Previously estimated development costs incurred	649,287	136,717	—	786,004
Net change in taxes	(329,561)	(3,553)	(19,459)	(352,573)
Accretion of discount	691,913	119,348	(10,166)	801,095
Changes in timing and other	78,985	(20,682)	—	58,303
Balance at December 31, 2024	$5,703,695	$1,526,526	$(131,289)	$7,098,932